Bluerock High Income Institutional Credit Fund	Portfolio of Investments

June 30, 2026

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (117.07%)(e) Collateralized Loan Obligation Debt (78.30%)
Abry Liquid Credit CLO 2025-2, Ltd., Class E	3M SOFR + 5.85%	11/14/2025	1/15/2039	$3,000,000	$3,000,000	$2,952,998
Abry Liquid Credit CLO 2026-3, Ltd., Class E	3M SOFR + 4.90%	2/4/2026	4/20/2039	3,000,000	3,000,000	2,938,534
AGL CLO 3, Ltd., Class FR	3M SOFR + 7.50%	2/21/2025	4/15/2038	300,000	300,000	296,295
AGL CLO 6, Ltd., Class FR2	3M SOFR + 7.96%	3/21/2025	4/20/2038	290,000	274,617	272,182
AGL CLO 9, Ltd., Class F	3M SOFR + 7.49%	4/11/2024	4/20/2037	500,000	488,403	488,421
AGL CLO 20, Ltd., Class FR	3M SOFR + 7.67%	9/13/2024	10/20/2037	1,125,000	1,078,370	1,081,673
AGL CLO 22, Ltd., Class FR	3M SOFR + 7.02%	11/8/2024	1/20/2037	1,125,000	1,091,125	1,088,895
AGL CLO 23, Ltd., Class FR	3M SOFR + 7.25%	1/31/2025	4/20/2038	300,000	300,000	296,437
AGL CLO 32, Ltd., Class F	3M SOFR + 7.50%	6/20/2024	7/21/2037	250,000	244,025	243,622
AGL CLO 33, Ltd., Class F	3M SOFR + 7.67%	7/5/2024	7/21/2037	237,500	233,664	233,576
AGL CLO 34, Ltd., Class F	3M SOFR + 7.67%	10/15/2024	1/22/2038	250,000	245,782	245,964
AGL CLO 35, Ltd., Class F	3M SOFR + 7.75%	10/25/2024	1/21/2038	237,500	233,484	236,622
AGL CLO 39, Ltd., Class F	3M SOFR + 7.00%	2/28/2025	4/20/2038	1,000,000	1,000,000	988,110
AGL CLO 42, Ltd., Class F	3M SOFR + 7.34%	5/28/2025	7/22/2038	237,500	235,361	236,011
Apex Credit CLO 2024-II, Ltd., Class D2	3M SOFR + 5.00%	12/19/2024	7/25/2037	450,000	448,159	447,626
Apidos CLO XLI, Ltd., Class FR	3M SOFR + 8.25%	9/27/2024	10/20/2037	500,000	475,036	475,983
Apidos CLO XLV, Ltd., Class FR	3M SOFR + 7.17%	6/5/2025	7/26/2038	500,000	490,766	490,485
Apidos CLO LI, Ltd., Class F	3M SOFR + 6.04%	12/18/2024	1/20/2038	500,000	474,382	469,917
Ares LXXI CLO, Ltd., Class E	3M SOFR + 6.70%	12/4/2025	4/20/2037	1,000,000	1,008,256	996,015
Arini US CLO V, Ltd., Class E	3M SOFR + 6.00%	3/4/2026	4/15/2039	2,000,000	2,000,000	1,992,209
Arini US CLO III, Ltd., Class E(f)	3M SOFR + 5.25%	10/14/2025	1/15/2039	8,700,000	8,639,910	8,519,494
Atrium XV, Class FR	3M SOFR + 7.90%	6/20/2024	7/16/2037	250,000	245,994	245,356
Barrow Hanley CLO II, Ltd., Class ERR(f)	3M SOFR + 5.40%	10/9/2025	3/31/2038	6,000,000	6,000,000	5,881,627
Barrow Hanley CLO III, Ltd., Class ER	3M SOFR + 6.20%	5/13/2026	4/20/2038	675,000	675,000	676,043
Benefit Street Partners CLO 41, Ltd., Class E	3M SOFR + 4.90%	12/11/2025	7/25/2038	250,000	249,415	245,814
Benefit Street Partners CLO XXXVI, Ltd., Class E2	3M SOFR + 8.25%	8/6/2025	1/25/2038	250,000	244,914	241,784
Birch Grove CLO 5, Ltd., Class ER	3M SOFR + 6.75%	2/10/2026	10/20/2037	845,000	849,009	836,617
Birch Grove CLO 12, Ltd., Class F	3M SOFR + 7.00%	2/21/2025	4/22/2038	250,000	250,000	247,090
Bryant Park Funding 2025-27, Ltd., Class E	3M SOFR + 5.60%	10/31/2025	1/22/2039	2,000,000	2,000,000	1,982,853
Canyon CLO 2025-2, Ltd., Class F	3M SOFR + 7.73%	7/28/2025	10/15/2038	250,000	243,235	240,409
Canyon CLO 2025-1, Ltd., Class F	3M SOFR + 7.50%	3/10/2025	4/15/2038	250,000	250,000	247,378
Cedar Funding II CLO, Ltd., Class FR3(f)	3M SOFR + 7.08%	8/13/2025	7/22/2038	4,473,684	4,396,102	4,411,316
CIFC Funding 2022-IV, Ltd., Class FR	3M SOFR + 7.00%	8/12/2025	7/16/2035	1,000,000	1,000,000	991,297
CTM CLO 2025-1, Ltd., Class E	3M SOFR + 6.75%	12/11/2025	7/15/2038	250,000	252,702	249,184
CTM CLO 2026-3, Ltd., Class E	3M SOFR + 5.25%	3/26/2026	4/15/2039	1,500,000	1,441,591	1,451,590
Davis Park CLO, Ltd., Class FR	3M SOFR + 7.74%	7/2/2025	7/20/2038	250,000	243,189	241,678
Elevation CLO 2021-14, Ltd., Class FR	3M SOFR + 6.30%	2/7/2025	1/20/2038	250,000	229,407	225,444
Elmwood CLO 35, Ltd., Class E(f)	3M SOFR + 5.25%	9/4/2025	10/18/2037	3,000,000	3,032,214	2,986,790
Elmwood CLO 37, Ltd., Class E2	3M SOFR + 6.00%	12/16/2024	1/17/2038	1,000,000	1,000,000	991,443
Fortress Credit BSL XXIII, Ltd., Class E(f)	3M SOFR + 5.90%	1/28/2026	10/15/2038	3,000,000	3,064,347	3,001,885
Garnet CLO 2, Ltd., Class E(f)	3M SOFR + 5.25%	10/31/2025	10/20/2038	2,900,000	2,906,742	2,860,304
GoldenTree Loan Management US CLO 24, Ltd., Class F	3M SOFR + 7.00%	3/14/2025	10/20/2038	5,000,000	5,000,000	4,946,766
Green Lakes Park CLO LLC, Class F	3M SOFR + 7.25%	1/17/2025	1/25/2038	500,000	500,000	494,387
Greenacre Park CLO LLC, Class FR	3M SOFR + 7.46%	5/22/2025	7/20/2038	200,000	189,182	190,051
Halseypoint CLO 7, Ltd., Class FR	3M SOFR + 9.51%	6/6/2025	7/20/2038	250,000	232,313	230,983
Harriman Park CLO, Ltd., Class FRR	3M SOFR + 7.75%	6/18/2025	7/20/2038	250,000	243,202	242,026
Harvest US CLO 2026-2, Ltd., Class D2	3M SOFR + 4.50%	5/28/2026	7/17/2039	4,000,000	4,000,000	3,995,756
Higley Park CLO, Ltd., Class F	3M SOFR + 7.11%	7/10/2025	7/24/2038	250,000	243,140	241,486
KKR CLO 37, Ltd., Class FR	3M SOFR + 7.50%	2/21/2025	4/20/2038	200,000	200,000	197,563
KKR CLO 49, Ltd., Class FR	3M SOFR + 7.83%	10/8/2024	10/20/2037	500,000	466,542	467,159
KKR CLO 54, Ltd., Class F	3M SOFR + 7.11%	11/22/2024	1/15/2038	175,000	163,076	162,283
KKR CLO 55, Ltd., Class F	3M SOFR + 7.26%	7/11/2025	7/20/2038	250,000	243,137	241,408
KKR CLO 60, Ltd., Class F	3M SOFR + 7.15%	11/19/2024	1/15/2038	200,000	186,384	185,610
LCM 39, Ltd./Jersey, Class FR	3M SOFR + 7.31%	10/18/2024	10/15/2034	950,000	908,392	908,395

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

June 30, 2026

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligation Debt (78.30%) (continued)
Madison Park Funding XXX, Ltd., Class FR	3M SOFR + 7.91%	8/9/2024	7/16/2037	$250,000	$245,950	$246,188
Madison Park Funding XXXI, Ltd., Class FR	3M SOFR + 7.90%	5/30/2024	7/23/2037	250,000	246,012	245,615
Madison Park Funding LVII, Ltd., Class F	3M SOFR + 7.86%	7/31/2024	7/27/2034	250,000	246,554	246,441
Magnetite XXIX, Ltd., Class F	3M SOFR + 7.75%	8/14/2024	7/15/2037	750,000	750,000	751,700
Magnetite XLII, Ltd., Class F	3M SOFR + 6.40%	1/22/2025	1/25/2038	500,000	494,176	488,766
Magnetite XLV, Ltd., Class F	3M SOFR + 6.50%	3/12/2025	4/15/2038	950,000	950,000	939,321
Market Street CLO, Ltd. I, Class E	3M SOFR + 7.00%	4/15/2026	7/20/2038	7,500,000	7,595,627	7,653,031
Market Street CLO, Ltd. II, Class E	3M SOFR + 5.85%	4/14/2026	3/20/2038	1,000,000	993,890	1,003,254
Menlo CLO I, Ltd., Class E	3M SOFR + 6.25%	2/13/2026	1/20/2038	1,100,000	1,102,623	1,084,929
Menlo CLO I, Ltd., Class F	3M SOFR + 6.30%	11/22/2024	1/20/2038	3,187,500	2,916,272	2,901,308
Menlo CLO II, Ltd., Class F	3M SOFR + 6.51%	4/4/2025	4/20/2038	3,000,000	2,786,689	2,775,682
Menlo CLO IV, Ltd., Class F	3M SOFR + 5.38%	2/3/2026	3/20/2039	2,750,000	2,562,807	2,511,666
Menlo CLO III, Ltd., Class E(f)	3M SOFR + 5.35%	9/11/2025	10/16/2038	3,000,000	3,000,000	2,950,130
Navesink CLO 2, Ltd., Class DJR(f)	9.25%	12/19/2025	1/15/2036	4,500,000	4,500,000	4,419,759
Navesink CLO 5, Ltd., Class E	3M SOFR + 6.10%	2/20/2026	3/31/2039	4,000,000	3,961,008	3,908,327
Navesink CLO 6, Ltd., Class E	3M SOFR + 6.37%	3/4/2026	4/15/2037	3,000,000	2,942,319	2,934,171
Niagara Park CLO, Ltd., Class ERR	3M SOFR + 6.10%	11/5/2024	1/17/2038	4,500,000	4,500,000	4,492,465
Niagara Park CLO, Ltd., Class FRR	3M SOFR + 7.16%	11/5/2024	1/17/2038	250,000	239,451	239,070
Obra CLO 1, Ltd., Class E(f)	3M SOFR + 6.75%	8/19/2025	1/20/2038	2,879,000	2,918,330	2,853,005
Ocean Trails CLO IX, Class FRR	3M SOFR + 7.68%	3/3/2025	1/15/2038	1,000,000	920,673	910,122
Palmer Square CLO 2026-2, Ltd., Class E	3M SOFR + 8.00%	6/1/2026	7/20/2039	2,000,000	2,000,000	1,994,682
Rowe CLO 2026-1, Ltd., Class E	3M SOFR + 6.00%	2/27/2026	4/20/2039	3,000,000	3,000,000	2,979,343
Silver Point CLO 5, Ltd., Class E(f)	3M SOFR + 6.40%	7/28/2025	10/20/2037	4,250,000	4,312,226	4,263,490
Silver Point CLO 6, Ltd., Class F	3M SOFR + 7.81%	10/15/2024	10/15/2037	250,000	241,614	241,879
Silver Point CLO 7, Ltd., Class F	3M SOFR + 7.33%	11/25/2024	1/15/2038	250,000	241,470	240,237
Silver Point CLO 8, Ltd., Class F	3M SOFR + 7.25%	2/28/2025	4/15/2038	250,000	250,000	247,047
Sixth Street CLO XIV, Ltd., Class FR2	3M SOFR + 7.25%	2/3/2025	1/21/2038	200,000	200,000	197,743
Sona US CLO 1, Ltd., Class E	3M SOFR + 6.75%	4/2/2026	4/25/2039	500,000	500,000	504,650
TPG CLO 2026-3, Ltd., Class E	3M SOFR + 6.76%	3/9/2026	4/21/2039	1,000,000	970,732	970,311
TRESTLES CLO II, Ltd., Class ERR	3M SOFR + 5.25%	5/8/2026	7/15/2039	1,750,000	1,750,000	1,756,355
Warwick Capital CLO 5, Ltd., Class E	3M SOFR + 5.50%	3/9/2026	1/20/2038	1,750,000	1,619,623	1,621,131
Wellfleet CLO 2021-4, Ltd., Class FR	3M SOFR + 8.00%	10/10/2025	10/25/2038	1,000,000	906,048	890,883
Wellfleet CLO 2022-1, Ltd., Class D1R(f)	3M SOFR + 3.95%	1/29/2025	7/15/2037	5,000,000	5,047,245	5,052,256
Wellman Park CLO, Ltd., Class F	3M SOFR + 8.25%	7/25/2024	7/15/2037	1,000,000	1,000,000	999,363
Wildwood Park CLO, Ltd., Class F	3M SOFR + 7.91%	9/12/2024	10/20/2037	980,000	939,011	942,294
Zais CLO 18, Ltd., Class DJR(f)	9.00%	8/12/2025	10/25/2037	5,000,000	5,000,000	4,961,775
Total Collateralized Loan Obligation Debt(Cost $138,260,919)						$137,169,233

Collateralized Loan Obligations Equity (38.77%)(g)
Apidos CLO XLIX, Class SUB	11.83%	8/2/2024	10/24/2037	3,000,000	2,406,690	2,552,895
Bain Capital Credit CLO 2024-3, Ltd., Class SUB	12.06%	8/1/2024	7/16/2037	4,000,000	2,971,777	2,893,174
Bain Capital Credit CLO 2024-1, Ltd., Class SUB	15.98%	6/20/2024	4/16/2039	5,000,000	4,135,480	4,615,997
BBAM US CLO IV, Ltd., Class SUB	19.07%	4/23/2026	7/15/2039	3,575,000	2,142,272	2,080,045
CTM CLO 2026-3, Ltd., Class SUBA(f)	10.73%	2/10/2026	4/15/2039	9,000,000	9,000,000	8,958,541
Generate CLO 13, Ltd., Class SUB	17.94%	8/26/2024	1/20/2038	3,000,000	2,143,859	2,619,206
Kennedy Lewis CLO 15, Ltd., Class SUB	7.59%	4/3/2024	7/20/2037	3,000,000	2,424,517	2,197,447
Market Street CLO, Ltd. I, Class SUB	18.10%	10/31/2025	7/20/2038	2,000,000	1,200,452	1,214,655
New Mountain CLO 6, Ltd., Class SUB	13.26%	8/23/2024	10/20/2037	3,300,000	2,580,442	2,704,287
Octagon Investment Partners 28, Ltd., Class FEE	24.39%	7/2/2024	4/24/2037	4,950,000	1,969,579	2,277,042
Park Blue CLO 2024-V, Ltd., Class SUB	12.91%	8/21/2024	7/25/2037	2,530,000	1,783,399	1,801,921
Silver Point CLO 6, Ltd., Class INC	14.30%	10/15/2024	10/15/2037	3,000,000	2,251,929	2,421,427
Silver Rock CLO I, Ltd., Class SUB	31.63%	12/2/2025	10/20/2037	6,020,000	2,829,475	2,929,672
Trinitas CLO VI, Ltd., Class SUB	0.00%(h)	6/21/2022	1/25/2034	35,421,178	12,238,235	8,819,158
Trinitas CLO VII, Ltd., Class SUB	0.92%	6/21/2022	1/25/2035	9,450,000	3,390,223	2,506,173
Trinitas CLO X, Ltd., Class SUB	7.20%	6/21/2022	1/15/2035	22,900,000	11,323,697	9,419,762
Trinitas CLO XII, Ltd., Class SUB	0.00%(h)	6/21/2022	4/25/2033	11,820,000	6,897,588	5,272,884

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

June 30, 2026

Security(a)	Estimated Yield/ Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
Collateralized Loan Obligations Equity (38.77%)(g) (continued)
Wildwood Park CLO, Ltd., Class SUB	13.97%	9/12/2024	10/20/2037	$3,070,000	$2,496,741	$2,638,945
Total Collateralized Loan Obligations Equity(Cost $74,186,355)						$67,923,231

Total COLLATERALIZED LOAN OBLIGATIONS(Cost $212,447,274)						$205,092,464

SHORT TERM INVESTMENTS (8.15%)	Shares
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 3.53%(Cost $14,269,519)(i)	14,269,519	14,269,519

TOTAL INVESTMENTS- (125.22%) (COST $226,716,793)		$219,361,983
LIABILITIES IN EXCESS OF OTHER ASSETS (25.22%)		(44,175,803)
Net Assets (100.00%)		$175,186,180

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Borrow Amount	Maturity Amount
Lucid Management and Capital Partners	4.67952%	4/16/26	7/16/26	$(3,805,000)	$(3,849,392)
Lucid Management and Capital Partners	4.72952%	4/16/26	7/16/26	$(3,710,000)	$(3,753,746)
Lucid Management and Capital Partners	4.97952%	4/16/26	7/16/26	$(5,442,000)	$(5,509,561)
Lucid Management and Capital Partners	5.02952%	4/16/26	7/16/26	$(5,098,000)	$(5,161,926)
Royal Bank of Canada	4.68000%	6/17/26	9/17/26	$(5,141,000)	$(5,201,644)
Royal Bank of Canada	4.73000%	6/17/26	9/17/26	$(7,502,000)	$(7,591,439)
Royal Bank of Canada	5.08000%	6/17/26	9/17/26	$(2,128,000)	$(2,155,248)
Royal Bank of Canada	5.23000%	6/17/26	9/17/26	$(5,752,000)	$(5,827,826)
Total				$(38,578,000)	$(39,050,782)

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

3M US SOFR - 3 Month SOFR as of June 30, 2026 was 3.63%

(a)	The Fund does not "control" nor is an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Fund would be presumed to "control" a portfolio company if the Fund owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the initial purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion (amortization) of discounts (premiums).
(d)	Fair value is determined in good faith in accordance with valuation principles pursuant to FASB ASC Topic 820 "Fair Value Measurement". Fair value is determined using significant unobservable inputs. The total fair value of these CLO investments as of 6/30/2026 was $205,092,464, which represents 117.07% of total net assets of the fund.
(e)	The securities in which the Fund has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of 6/30/2026, the aggregate market value of those securities was $205,092,464, representing 117.07% of net assets.

Bluerock High Income Institutional Credit Fund	Portfolio of Investments

June 30, 2026

(f)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At 6/30/2026, the value of securities pledged amounted to $61,120,372 or 34.89% of net assets. See Note 3.
(g)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(h)	As of June 30, 2026, the estimated yield is 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(i)	The rate shown is the annualized 7-day yield as of June 30, 2026.

Bluerock High Income Institutional Credit Fund	Notes to Quarterly Portfolio of Investments

June 30, 2026

1. ORGANIZATION

The Bluerock High Income Institutional Credit Fund (the "Fund" or the "Trust") was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund's investment advisor is Bluerock Credit Fund Advisor, LLC (the "Advisor"). Clearlake Asset Management, LLC, formerly known as WhiteStar Asset Management LLC, (the "Sub-Advisor" and/or "Clearlake Credit") serves as the Fund's investment sub-advisor, pursuant to the Sub-Advisor Agreement with the Advisor. The Fund's primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans ("Senior Secured Loans"). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or "CLOs", (collectively with Senior Secured Loans, "Target Securities"). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar-denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as "below investment grade" or "junk", or are unrated, (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC ("Trinitas") or other advisors who may also be associated with the Sub-Advisor. Securities which are "below investment grade" or "junk" are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and unrealized gain/(loss) on investments for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services – Investment Companies”.

A. Valuation of Investments – Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. Fund investments are valued in accordance with FASB ASC Topic 820 "Fair Value Measurement", and governed by the Fund's valuation policies. The Fund's Board of Trustees (the "Board") has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund's valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund's investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Bluerock High Income	Notes to Quarterly Portfolio of
Institutional Credit Fund	Investments

June 30, 2026

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

GAAP establishes a framework, including a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the nine-month period ended June 30, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2026 for the Fund's investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$205,092,464	$205,092,464
Short Term Investments	14,269,519	–	–	14,269,519
TOTAL	$14,269,519	$–	$205,092,464	$219,361,983
Liabilities
Reverse Repurchase Agreements	$–	$(38,578,000)	$–	$(38,578,000)

The following table shows the aggregate changes in fair value of the Fund's Level 3 investments during the nine-month period ended June 30, 2026:

Asset Type	Balance as of September 30, 2025	Accrued Discount/ Premium	Realized Gain/ Loss	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of June 30, 2026	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2026
Collateralized Loan Obligations	$219,382,537	$(3,819,353)	$(1,429,477)	$(6,947,666)	$93,314,886	$(95,408,463)	$205,092,464	$(169,707)

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of CLOs. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower's ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

Bluerock High Income	Notes to Quarterly Portfolio of
Institutional Credit Fund	Investments

June 30, 2026

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the prices from a third-party valuation specialist to estimate the fair value of CLO investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of June 30, 2026. In addition to the technique and inputs noted in the table below, the Advisor may use other valuation techniques and methodologies when determining the Fund's fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund's fair value measurements as of June 30, 2026. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Asset Class	Fair Value at June 30, 2026	Valuation Technique/ Methodologies	Unobservable Inputs	Range/Weighted Average(1)
Collateralized Loan Obligations	$205,092,464	Discounted Cash Flows	Annual Default Rate	1.35%-2.00%/1.88%
			Annual Prepayment Rate	25.00%
			Reinvestment Price	$98.00-$99.50/$99.22
			Recovery Rate	70.00%
			Expected Yield	7.57%-27.98%/11.40%

(1)	Weighted average calculations are based on the fair value of investments as of June 30, 2026. In the cases where no range is provided, a single assumption is being utilized.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (or lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

A.2. Valuation of Other Investments – Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund will generally focus its investments in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. The Fund currently invests a portion of its assets, including excess cash, in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

B. Federal Income Taxes – The Fund qualifies and intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits has been taken on open tax returns or is expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the nine-month period ended June 30, 2026, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

C. Distributions to Shareholders – Distributions from investment income are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Bluerock High Income	Notes to Quarterly Portfolio of
Institutional Credit Fund	Investments

June 30, 2026

D. Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The Fund currently invests excess cash in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. The FDIC insures deposit accounts up to $250,000 for each account holder. At June 30, 2026, the Fund held $14,269,519 invested in a short term money market fund through the Custodian.

E. Indemnification – The Trust indemnifies its officers, trustees and distributor for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

For the nine-month period ended June 30, 2026, the average daily balance and average interest rate in effect for reverse repurchase agreements were $37,267,206 and 4.96%, respectively.

4. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Collateralized Loan Obligation (CLO) Risk – In addition to the general risks associated with investments in debt instruments and securities discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund’s investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the CLO investment may not be fully understood at the time of investment and may produce disputes with the issuer, holders of senior tranches or other unexpected investment results.

In addition, CLOs and other structured products are often governed by a complex series of legal documents and contracts, which define the class or tranche of each investment, and may also increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. In a typical CLO, the capital structure would include approximately 90% debt, of which over 85% is generally investment grade, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s junior debt tranche and equity tranche. The Fund may acquire CLO investments in such equity and junior debt securities, which are subordinate to more senior tranches of the CLO. Such CLO equity and junior debt securities are therefore subject to increased risk of default relative to the holders of more senior tranches of the CLO. The Fund’s investment in equity tranches of CLO securities will be in the first loss position and junior debt tranches typically will be subordinate to more senior positions with respect to realized losses on the assets of the CLOs in which it is invested.

In connection with a primary issuance of a CLO, the structure of the CLO allows the CLO manager to purchase additional collateral (loans) for the CLO after the closing date of the Fund’s investment (the “Warehouse Period”). During the Warehouse Period, the price and availability of additional collateral may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire additional collateral that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to its effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment, resulting in a loss.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the holders of the junior debt tranche and the equity tranche would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, in connection with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Bluerock High Income	Notes to Quarterly Portfolio of
Institutional Credit Fund	Investments

June 30, 2026

The Fund’s investments in Senior Secured Loans in CLOs may be riskier and less transparent to the Sub-Advisor than direct investments in the underlying companies. The Sub-Advisor cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that may be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There is limited control of the administration and amendment of Senior Secured Loans in CLOs. Senior Secured Loans in CLOs may be sold and replaced resulting in a loss to the Fund.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to defaults under the Senior Secured Loans in which the CLO has invested, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem senior tranches or to purchase additional collateral for all tranches, until the ratios again exceed the minimum required levels or any of the senior tranches of CLO debt are repaid in full. The Fund’s investments in CLOs or Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets and/or returns.

The Fund may recognize “phantom” taxable income (due to allocations of profits or cancellation of debt, which results in recognition of taxable income regardless of whether a corresponding amount of cash is actually received) from its investments in these subordinated tranches of CLOs and structured notes. The CLOs in which the Fund invests may constitute Passive Foreign Investment Companies (“PFICs”). If the Fund acquires shares in a PFIC (including in CLOs that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether it receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a Regulated Investment Company ("RIC").

Market Risk – An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested. The value of Fund investments, like other market investments, may move up or down, sometimes rapidly and unpredictably, which will subject shareholders to risk. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Debt Securities and Interest Rate Risks – Because the Fund invests primarily in debt-anchored instruments and securities, the value of your investment in the Fund may fluctuate with changes in interest rates. Typically, a rise in market interest rates will cause a decline in the value of fixed rate or other debt instruments. If market interest rates increase, there is a significant risk that the value of the Fund’s investment in fixed rate debt securities may fall, and that it may be more difficult for the Fund to raise capital. Related risks include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Credit Risk – It is possible that the borrowers under the Senior Secured Loans may not make scheduled interest and/or principal payments on their loans and/or debt securities, which may result in losses or reduced cash flow to the Fund, either or both of which may cause the Net Asset Value of, or the distributions by, the Fund to decrease. In addition, the credit quality of securities held by the Fund may fall if the underlying borrowers’ financial condition deteriorates. This also may negatively impact the value of and the Fund’s returns on its investment in such securities.

Prepayment Risk – Debt securities may be subject to prepayment risk because borrowers are typically able to repay their debt obligations prior to principal. Consequently, a debt security's maturity may be longer or shorter than anticipated. When interest rates fall, debt obligations tend to be refinanced or otherwise paid off more quickly than originally anticipated. If that occurs with respect to the Fund’s investments, the Fund may have to invest the prepaid proceeds in securities with lower yields. When interest rates rise, obligations will tend to be paid off by the obligor more slowly than anticipated, preventing the Fund from reinvesting at higher comparable yields. For certain investments, lower-than-expected prepayment rates may expose investments in the junior tranches of CLOs to credit risks for longer periods of time.

SOFR Risk – The Fund invests in Target Securities that may have floating or variable rate calculations for payment obligations or financing terms based on the Secured Overnight Financing Rate (“SOFR”). SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate ("LIBOR"). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three- month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Bluerock High Income	Notes to Quarterly Portfolio of
Institutional Credit Fund	Investments

June 30, 2026

Below Investment Grade Risk – Lower-quality debt investments, known as “below investment grade” or “junk”, are speculative and present greater risk than investments of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these investments and reduce the Fund’s ability to sell its investments. Additionally, high yield issuers may seek bankruptcy protection which will delay resolution of creditor claims and may eliminate or materially reduce liquidity. The Sub-Advisor’s assessment of an issuer’s credit quality may prove incorrect and the Fund could suffer losses.

Liquidity Risk – Underlying Investments – The Fund's investments, such as in Target Securities, are subject to liquidity risk. This liquidity risk exists because particular investments of the Fund may be difficult to sell, possibly preventing the Fund from selling them at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices, in order to satisfy its 5% quarterly repurchase obligations.

Leveraging Risk – The Fund is authorized to use leverage for investment purposes and to satisfy redemption requests. The use of leverage will cause the Fund to incur additional expenses and may significantly magnify the Fund's losses in the event of adverse performance of the Fund’s underlying investments.